U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  ____________________________________________


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 16, 2005
                                                        -----------------

                      WILSON GREATBATCH TECHNOLOGIES, INC.
                      ------------------------------------
             (Exact name of registrant as specified in its charter)



               Delaware                      1-16137              16-1531026
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    (State or other jurisdiction of (Commission File Number)    (IRS Employer
            incorporation)                                   Identification No.)



     9645 Wehrle Drive, Clarence, New York                    14031
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    (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (716) 759-5600
                                                            -------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240 14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.05.  Costs Associated with Exit or Disposal Activities
            -------------------------------------------------

            As part of the Company's continuing efforts to decrease its cost structure and increase its manufacturing efficiency, on February 16, 2005 a plan was approved to consolidate the capacitor manufacturing operations, currently in Cheektowaga, NY, and the implantable medical battery manufacturing operations, currently in Clarence, NY, into a newly constructed advanced power source manufacturing facility in Alden, NY. The Company will also consolidate the capacitor research, development and engineering operations from the Cheektowaga, NY, facility into the existing implantable medical battery research, development, and engineering operations in Clarence, NY.

            The total cost estimated for these consolidation efforts is anticipated to be between $3.5 and $4.0 million. We expect to incur this additional expense over the next four fiscal quarters. The major categories of costs to be incurred, which will primarily be cash expenditures, include the following:

               o Production inefficiencies and revalidation - $1.5 to $1.7 million;

               o    Training - $0.6 to $0.7 million;

               o    Moving and facility closures - $0.9 million to $1.0 million;
                    and

               o    Infrastructure - $0.5 to $0.6 million.



           FORWARD LOOKING STATEMENTS

           Some of the statements in this Form 8-K are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended, and involve a number of risks and uncertainties. These statements can be identified by terminology such as "may," "will," "should," "could," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are based on the Company's current expectations. The Company's actual results could differ materially from those stated or implied in such forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements include, among others, the following matters affecting the
           Company: dependence upon a limited number of customers; customer ordering patterns; product obsolescence; inability to market current or future products; pricing pressure from customers; our ability to timely and successfully implement our cost reduction initiatives; reliance on third party suppliers for raw materials, products and subcomponents;

           fluctuating operating results; inability to maintain high quality standards for our products; challenges to our intellectual property rights; product liability claims; inability to successfully consummate and integrate acquisitions; unsuccessful expansion into new markets; competition; inability to obtain licenses to key technology; regulatory changes or consolidation in the healthcare industry; and other risks and uncertainties described in the Company's Annual Report on Form 10-K, including Exhibit 99.1 thereto, and in other periodic filings with the Securities and Exchange Commission. The Company assumes no obligation to update forward-looking information in this press release whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial conditions or prospects, or otherwise.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 23, 2005        WILSON GREATBATCH TECHNOLOGIES, INC.


                                 By: /s/ Lawrence P. Reinhold
                                     ------------------------------
                                     Lawrence P. Reinhold
                                     Executive Vice President and
                                     Chief Financial Officer